SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2009

Morgan Stanley
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

I.      A special meeting of shareholders (the “Special Meeting”) of Morgan Stanley (the “Company”) was held on February 9, 2009.

The Company’s shareholders voted on two proposals at the Special Meeting.  These proposals are summarized below and are described more fully in the proxy statement dated January 7, 2009 (the “Proxy Statement”), as filed with the Securities and Exchange Commission.

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Proposal One:  To approve the conversion terms of the Company’s Series B Non-Cumulative Non-Voting Perpetual Convertible Preferred Stock (the “Series B Preferred Stock”), the issuance of the Company’s common stock pursuant to such terms and the potential equity issuances contemplated by the Investor Agreement, dated as of October 13, 2008, as amended, by and between the Company and Mitsubishi UFJ Financial Group, Inc.

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Proposal Two:  To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if (a) there are insufficient votes at the time of the Special Meeting to approve Proposal One or (b) a quorum is not present at the time of the Special Meeting.

The approval of Proposal One required the affirmative vote of a majority of votes cast on the proposal at the Special Meeting, provided that the total vote cast on the proposal represented over 50% of all shares of common stock entitled to vote on the proposal.  The approval of Proposal Two required the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Special Meeting.

The total votes cast represented over 50% of all shares of common stock entitled to vote at the meeting.  Shareholders approved both Proposal One and Proposal Two by the requisite votes necessary, as indicated below.  The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal is set forth below.  The Company’s independent inspector of election reported the vote of the shareholders as follows (percentages are of all shares of common stock represented in person or by proxy at the Special Meeting):

	For	Against	Abstain	Broker Non-vote

Proposal One	695,565,692 98.8%	6,463,239 0.9%	1,870,099 0.3%	*

Proposal Two	633,928,831 90.1%	68,298,616 9.7%	1,671,583 0.2%	*

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* Not applicable.

II.     In an unrelated matter, Morgan Stanley announced today that it has recently uncovered actions initiated by an employee based in China in an overseas real estate subsidiary that appear to have violated the Foreign Corrupt Practices Act.  Morgan Stanley terminated the employee, reported the activity to appropriate authorities and is continuing to investigate the matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY (Registrant)

Date:	February 11, 2009	By:	/s/ Martin M. Cohen
			Name:	Martin M. Cohen
			Title:	Assistant Secretary and Counsel